Accounts receivable	12 Months Ended
Dec. 31, 2024
Accounts receivable
Accounts receivable

9.Accounts receivable

As of December 31, 2024, the accounts receivable balance was nil.

As of December 31, 2023, the balance of accounts receivable included the CHF 14.8 million milestone payment due under the Janssen Agreement for reaching the programmed launch of the Phase 2b ReTain trial study. This amount was received in Q1 2024.